Exhibit 99.2 INVESTOR PRESENTATION August 2024 Copyright 2024, Coherent. All rights reserved. 1

FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements relating to future events and expectations, including our expectations regarding (i) our future financial and operational results; (ii) the growth and megatrends in the markets we serve including industrial, communications, electronics, and instrumentation; (iii) artificial intelligence, the growth in the datacom transceiver market, and the domination of 800G/1.6T; and (iv) improvement opportunities and shareholder value creation, each of which is based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The forward-looking statements in this investor presentation involve risks and uncertainties, which could cause actual results, performance, or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. The Company believes that all forward-looking statements made by it in this presentation have a reasonable basis, but there can be no assurance that management’s expectations, beliefs, or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this presentation include but are not limited to: (i) the failure of any one or more of the assumptions stated herein to prove to be correct; (ii) the risks relating to forward-looking statements and other risk factors that may be identified from time to time in filings of the Company; (iii) the substantial indebtedness the Company incurred in connection with its acquisition of Coherent, Inc. (the “Transaction”), the need to generate sufficient cash flows to service and repay such debt and the Company’s ability to generate sufficient funds to meet its anticipated debt reduction goals; (iv) the possibility that the Company may not be able to continue its integration progress on and/or take other restructuring actions, or otherwise be able to achieve expected synergies, operating efficiencies, including greater scale, focus, resiliency, and lower operating costs, and other benefits within the expected time frames or at all and ultimately to successfully fully integrate the operations of Coherent, Inc. (“Coherent”), with those of the Company; (v) the possibility that such integration and/or the restructuring actions may be more difficult, time-consuming, or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers, or suppliers) may be greater than expected in connection with the Transaction and/or the restructuring actions; (vi) any unexpected costs, charges, or expenses resulting from the Transaction and/or the restructuring actions; (vii) the risk that disruption from the Transaction and/or the restructuring actions materially and adversely affects the respective businesses and operations of the Company and Coherent; (viii) potential adverse reactions or changes to business relationships resulting from the completion of the Transaction and/or the restructuring actions; (ix) the ability of the Company to retain and hire key employees; (x) the purchasing patterns of customers and end users; (xi) the timely release of new products and acceptance of such new products by the market; (xii) the introduction of new products by competitors and other competitive responses; (xiii) the Company’s ability to assimilate other recently acquired businesses and realize synergies, cost savings, and opportunities for growth in connection therewith, together with the risks, costs, and uncertainties associated with such acquisitions; (xiv) the Company’s ability to devise and execute strategies to respond to market conditions; (xv) the risks to realizing the benefits of investments in R&D and commercialization of innovations; (xvi) the risks that the Company’s stock price will not trade in line with industrial technology leaders; and/or (xvii) the risks of business and economic disruption related to worldwide health epidemics or outbreaks that may arise. The Company disclaims any obligation to update information contained in these forward-looking statements, whether as a result of new information, future events or developments, or otherwise. Unless otherwise indicated in this presentation, all information in this presentation is as of August 15, 2024. This presentation contains non-GAAP financial measures and key metrics relating to the Company’s past performance. These non-GAAP financial measures are in addition to, and not as a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. As required by Regulation G, we have provided reconciliations of those measures to the most directly comparable GAAP measures in the section captioned “GAAP to NON-GAAP RECONCILIATION.” 2 Copyright 2024, Coherent. All rights reserved.

FROM A FOUNDATION OF MATERIALS AND IMAGINATION, WE ENABLE EXCITING MEGATRENDS COHERENT AT A GLANCE Year Founded NYSE 1971 COHR FY24 (1) Employees ≈26,000 $4.7B Revenue Available (1) Research & Development 2,250+ $64B Market (CY2023) (1) Patents Locations 3,100+ 126 Materials, Components, VERTICAL Subsystems, Systems Countries 24 INTEGRATION and Service (1) As of June 30, 2024 3 Copyright 2024, Coherent. All rights reserved.

$4.7 BILLION OF REVENUE IN FY24 WELL DIVERSIFIED ACROSS TECHNOLOGY, PRODUCTS, AND GEOGRAPHIC MARKETS Segments Markets Regions North Communications Materials Europe America Industrial Lasers 15% 22% 29% 36% 48% China BY REPORTING (1) 13% BY MARKET BY REGION 56% SEGMENT 13% 8% Korea & Japan 3% 49% 8% Instrumentation Other Networking Electronics (1) Revenue by region is based on customer headquarter addresses. (2) Amounts may not recalculate due to rounding. 4 Copyright 2024, Coherent. All rights reserved.

FOUR ATTRACTIVE GROWTH MARKETS AGGREGATE $64B TAM 14% FIVE-YEAR CAGR (2023-28)



INDUSTRIAL

TAM: $22B
CAGR: 9%

Sources: Optech Consulting, TechInsight, Strategies Unlimited, SEMI, Internal Estimates, DSCC



COMMUNICATIONS

TAM: $23B
CAGR: 14%

Sources: LightCounting, Omdia, Cignal AI, Yole, Dell'Oro Internal Estimates



ELECTRONICS

TAM: $14B
CAGR: 20%

Sources: IDC, Morgan Stanley, Research & Markets, Forbes, Yole, Strategy Analytics, IdTechEx, Internal Estimates



INSTRUMENTATION

TAM: $5B
CAGR: 8%

Sources: Strategies Unlimited, Markets & Markets, SDI (Strategic Directions), Internal Estimates

Note: TAM based on CY2023

COHERENT
Copyright 2024, Coherent. All rights reserved.
5

INDUSTRIAL MARKET VERTICALS AND MEGATRENDS PRODUCTS VALUE PROPOSITION Precision manufacturing§ Fiber lasers for laser welding of batteries§ 50 years of experience in laser technology § UV lasers for OLED manufacturing § Long term technology partner across all § Giga factories for EV battery processing laser architectures § Laser systems, subsystems, and § Advanced medical devices processing heads§ Broadest spectrum of laser and systems § Additive manufacturing technologies § Laser components, optics, crystals Semiconductor & display capital § One stop shop for processing equipment § Ceramics, metal matrix composites, and equipment diamond§ Productivity enhancement through § Increasing laser content from ingot to innovation and knowhow packaged ICs § OLED for mobile and micro-LED for high- end TV and large displays Aerospace & Defense 6 Copyright 2024, Coherent. All rights reserved.

COMMUNICATIONS MARKET VERTICALS AND MEGATRENDS PRODUCTS VALUE PROPOSITION Datacom§ 100 to 800 Gbps datacom transceivers§ Largest supplier of optical communications components § Increasing spend on cloud infrastructure § Pluggable coherent transceivers § Vertically integrated from material through § Artificial Intelligence/Machine Learning § Wavelength selective switches (WSS) subsystems, including coherent DSPs § Pluggable optical line subsystems (POLS) Telecom § Industry pioneer in broad range of § Open disaggregated systems§ Terrestrial and submarine pump lasers technology platforms § Pluggable coherent transceivers§ InP edge-emitting lasers and GaAs VCSELs § Industry leading investments in R&D § Global and flexible manufacturing footprint 7 Copyright 2024, Coherent. All rights reserved.

DATACOM MARKET IS INFLECTING, THANKS TO THE AI BOOM Datacom transceivers $M $14,000 Expect Long $12,000 800G/1.6T overlapping to dominate for 3.2T cycles $10,000 next 5 years 1.6T $8,000 800G 400G $6,000 200G Fast rise, “Annuity” $4,000 100G slow decay model of ROI $2,000 $- 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 Source: LightCounting & Internal Estimates 8 Copyright 2024, Coherent. All rights reserved.

ELECTRONICS



MARKET VERTICALS AND MEGATRENDS

Consumer electronics

- Advanced sensing
- AR/VR
- Wearables as health monitors

Automotive

- Increasing SiC electronics content in EVs
- Automotive sensing: in-cabin and LiDAR

PRODUCTS

- GaAs and InP optoelectronics
- VCSELs and edge-emitting lasers
- Laser illumination modules
- Wafer level optics and subassemblies
- Waveguide materials, diffractive optics
- Silicon carbide substrates and epiwafers
- SiC MOSFET devices and modules

VALUE PROPOSITION

- Broadest portfolio of optoelectronics, optics, and electronics
- High-volume consumer electronics experience
- Differentiated, proprietary compound semiconductor platforms
  - 150 mm gallium arsenide platform
  - 200 mm silicon carbide platform
  - Leading indium phosphide platform
  - Decades of investment in high quality silicon carbide substrates
- Cross-functional engineering and integration expertise

COHERENT

Copyright 2024, Coherent. All rights reserved.

9

INSTRUMENTATION MARKET VERTICALS AND MEGATRENDS PRODUCTS VALUE PROPOSITION Life Sciences § Materials, optics, lasers, § Life sciences (biotechnology, medical, and and thermoelectrics environmental) and scientific segment § Smart healthcare evolution, largely based on solutions technology§ Components to subassemblies and subsystems§ Custom solutions from proof-of-concept to § Point-of-care diagnostics manufacturing at scale § Optical, mechanical, electrical and § Personalized medicine software integration§ Rapid time to market of complete turnkey Scientific Instrumentation subassemblies and systems § ISO 9001 & 13485 § Environmental sustainability § One of the broadest product portfolios to support a wide range of applications § Advanced instrumentation § Extensive technology innovation for next- generation capabilities § Global manufacturing footprint and flexible supply chain partners 10 Copyright 2024, Coherent. All rights reserved.

FINANCIAL HIGHLIGHTS 11 Copyright 2024, Coherent. All rights reserved.

FY 2024 NON-GAAP Q4 EARNINGS RESULTS HIGHLIGHTS

Revenue

9.1%

Q4 FY24/Q4 FY23
Q4 FY24 Revenue $1.314B

Gross Margin*

132 BP

Q4 FY24/Q4 FY23
37.2% in Q4 FY24 vs. 35.9% in Q4 FY23

Earnings Per Share*

48.7%

Q4 FY24/Q4 FY23
$0.61 in Q4 FY24 vs. $0.41 in Q4 FY23

* Non-GAAP based on earnings reported August 15, 2024

"After meeting with many of our employees and customers, I am more excited today about Coherent's potential than when I joined two months ago. Coherent is a deeply innovative company with many secular growth opportunities. While we have many strengths, we also have opportunity for improvement, and I look forward to working with all my Coherent teammates to unlock the full potential of the company and drive outstanding shareholder value creation."

Jim Anderson, CEO

Revenue by Market


Q4 FY24
Instrumentation
Industrial
Electronics
8%
8%
33%
52%
Communications

Communications — 19% Q4 FY24/Q4 FY23

Industrial — 5% Q4 FY24/Q4 FY23

Highlights



10% Sequential Revenue Growth in Communications driven by strong growth in 800G datacom transceivers for AI



300M datacom transceivers shipped from Ipoh, Malaysia, provides supply chain resiliency for our customers



Received **first volume order for annealing systems for Gen 8 OLED** display fabs for tablets and laptops

COHERENT

Copyright 2024, Coherent. All rights reserved.

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QUARTERLY REVENUE BY SEGMENT REVENUE DISTRIBUTION BY SEGMENT (1) Revenue Distribution Quarterly Revenue by Segment 1,314 1,400 1,205 1,209 1,131 1,200 1,053 27% 1,000 Lasers Materials 21% 800 600 FY24 Q4 400 200 0 52% FY23 Q4 FY24 Q1 FY24 Q2 FY24 Q3 FY24Q4 Lasers 333 336 354 351 355 Networking 585 473 524 619 680 Networking Materials 288 245 254 239 279 Note: Amounts may not recalculate due to rounding. 13 Copyright 2024, Coherent. All rights reserved. Revenue ($M)

QUARTERLY REVENUE BY MARKET REVENUE DISTRIBUTION BY MARKET (1) Quarterly Revenue Trend Revenue Distribution 1,314 1,400 1,209 1,205 1,131 1,200 1,053 Industrial 1,000 Instrumentation 33% 8% 800 600 8% Electronics 400 FY24 Q4 200 0 FY23 Q4 FY24 Q1 FY24 Q2 FY24 Q3 FY24 Q4 Instrumentation 117 99 99 98 101 52% Electronics 106 90 89 74 104 Communications 570 460 520 616 678 Industrial 412 404 423 421 431 Communications Note: Amounts may not recalculate due to rounding. 14 Copyright 2024, Coherent. All rights reserved. Revenue ($M)

QUARTERLY REVENUE BY REGION REVENUE DISTRIBUTION BY REGION Quarterly Revenue Trend Japan & 1,314 1,400 1,209 1,205 Korea 1,131 1,053 1,200 13% 1,000 China Europe 800 13% 14% 600 Other 3% 400 FY24 Q4 200 0 FY23 Q4 FY24 Q1 FY24 Q2 FY24 Q3 FY24 Q4 Other 31 27 28 30 36 China 137 132 162 154 173 58% Japan & Korea 166 148 158 155 167 Europe 229 190 160 182 182 North America 642 556 623 688 756 North America Note: Prior periods restated to conform to current period presentation. Note: Amounts may not recalculate due to rounding. 15 Copyright 2024, Coherent. All rights reserved. Revenue ($M)

FIRST QUARTER FISCAL 2025 OUTLOOK REVENUE $1.27 – 1.35 billion NON-GAAP GROSS MARGIN 36 – 38% NON-GAAP OPERATING EXPENSES $260 – 280 million NON-GAAP TAX RATE 20 – 23% (1) NON-GAAP EARNINGS PER SHARE $0.53 – 0.69 (1) The Company does not provide reconciliations of forward-looking Non-GAAP EPS. The Company is unable, without unreasonable efforts, to forecast certain items required to develop a meaningful GAAP financial measure that is comparable to this forward-looking figure. 16 Copyright 2024, Coherent. All rights reserved.

GAAP TO NON-GAAP RECONCILIATION 17 Copyright 2024, Coherent. All rights reserved.

GROSS PROFIT RECONCILIATION $ Millions (Unaudited) Jun 30, 2024 Mar 31, 2024 Dec 31, 2023 Sep 30, 2023 Jun 30, 2023 Gross profit on GAAP basis 432 367 351 307 343 Share-based compensation 5 5 5 7 5 Amortization of acquired intangibles 30 31 30 31 39 Fair value adjustment on acquired inventory — — — — — Integration, site consolidation and other 22 30 22 21 46 Gross profit on non-GAAP basis 489 433 408 366 433 18 Copyright 2024, Coherent. All rights reserved.

OPERATING EXPENSE RECONCILIATION $ Millions (Unaudited) Jun 30, 2024 Mar 31, 2024 Dec 31, 2023 Sep 30, 2023 Jun 30, 2023 Internal R&D on GAAP basis 127 128 111 114 123 Share-based compensation (5) (5) (5) (8) (5) Amortization of acquired intangibles (1) (1) (1) (1) (1) Start-up costs — (1) (1) (0) — Integration, site consolidation and other (3) (3) (3) (1) (3) Internal R&D on non-GAAP basis 118 118 102 103 115 SG&A on GAAP basis 228 205 209 212 256 Share-based compensation (19) (16) (17) (29) (17) Amortization of acquired intangibles (41) (41) (41) (41) (94) Integration, site consolidation and other (20) (16) (18) (10) (13) SG&A on non-GAAP basis 149 132 134 131 133 Restructuring on GAAP basis 14 (12) (2) 3 119 Restructuring charges (14) 12 2 (3) (119) Restructuring on non-GAAP basis — — — — — 19 Copyright 2024, Coherent. All rights reserved.

INCOME FROM OPERATIONS RECONCILIATION $ Millions (Unaudited) Jun 30, 2024 Mar 31, 2024 Dec 31, 2023 Sep 30, 2023 Jun 30, 2023 Op. income (loss) on GAAP basis 63 22 32 (21) (155) Share-based compensation 29 26 27 45 26 Fair value adjustment on acquired inventory — — — — — Amortization of acquired intangibles 72 72 72 73 134 Start-up costs — 1 1 0 — Restructuring charges 14 12 (2) 3 119 Transaction fees and financing — — — — — Integration, site consolidation and other 46 49 42 33 61 Op. income on non-GAAP basis 223 182 172 132 185 Non-GAAP Op. Margin Percentage 17.0% 15.1% 15.2% 12.6% 15.4% 20 Copyright 2024, Coherent. All rights reserved.

NET EARNINGS RECONCILIATION $ Millions (Unaudited) Jun 30, 2024 Mar 31, 2024 Dec 31, 2023 Sep 30, 2023 Jun 30, 2023 Net earnings (loss) attributable to Coherent Corp. on (48) (13) (27) (68) (178) GAAP basis Share-based compensation 29 26 27 45 26 Amortization of acquired intangibles 72 72 72 73 134 Start-up costs — 1 1 0 — Foreign currency exch. (gains) losses 1 3 6 (1) 6 Restructuring charges 14 12 (2) 3 119 Integration, site consolidation and other 46 49 42 33 61 Transaction fees and financing 2 — — — — Tax impact of valuation allowance on deferred tax 46 — — — — assets Tax impact of non-GAAP measures (34) (37) (33) (31) (73) Net earnings attributable to Coherent Corp. on non- 127 113 86 55 95 GAAP basis 21 Copyright 2024, Coherent. All rights reserved.

NET EARNINGS PER COMMON SHARE $ (Unaudited) Jun 30, 2024 Mar 31, 2024 Dec 31, 2023 Sep 30, 2023 Jun 30, 2023 Net earnings (loss) attributable to Coherent Corp., GAAP Basic Earnings (Loss) Per Share (0.52) (0.29) (0.38) (0.65) (1.54) Diluted Earnings (Loss) Per Share (0.52) (0.29) (0.38) (0.65) (1.54) Net earnings (loss) attributable to Coherent Corp., non-GAAP Basic Earnings Per Share 0.62 0.54 0.37 0.16 0.42 Diluted Earnings Per Share 0.61 0.53 0.37 0.16 0.41 22 Copyright 2024, Coherent. All rights reserved.

NET EARNINGS, GAAP, AND ADJUSTED EBITDA RECONCILIATION $ Millions (Unaudited) Jun 30, 2024 Mar 31, 2024 Dec 31, 2023 Sep 30, 2023 Jun 30, 2023 Net earnings (loss) on GAAP basis (47) (16) (29) (68) (178) Income taxes (benefit) 57 (16) (9) (21) (55) Depreciation and amortization 144 140 138 138 204 Interest expense 68 73 75 73 79 Interest income (13) (13) (7) (4) (4) EBITDA 208 168 168 120 45 EBITDA margin 15.8% 13.9% 14.9% 11.4% 3.7 % Share-based compensation 29 26 27 45 26 Foreign currency exch. (gains) losses 1 3 6 (1) 6 Start-up costs — 1 1 — — Restructuring charges 14 12 (2) 3 119 Transaction fees and financing 2 — — — — Integration, site consolidation and other 46 49 42 33 61 Adjusted EBITDA 300 259 243 200 257 Less: adjusted EBITDA attributable to noncontrolling (2) 2 0 — — interests Adjusted EBITDA attributable to Coherent Corp. 298 261 243 200 257 Adjusted EBITDA margin attributable to Coherent 22.6% 21.6% 21.5% 19.0% 21.4 % Corp. 23 Copyright 2024, Coherent. All rights reserved.